Exhibit 10.1

U.S. Small Business Administration Note

SBA Loan #	34711771-08

SBA Loan Name	Eastside Distilling, Inc.

Date	April 15, 2020

Loan Amount	$ 1,044,500.00

Interest Rate	One percent (1.0%) fixed rate note

Borrower	Eastside Distilling, Inc.

Operating Company	Eastside Distilling, Inc.

Lender	Live Oak Banking Company

1.	PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of $ 1,044,500.00 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2.	DEFINITIONS:

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower, any guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

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3.	PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

The note will mature in two (2) years from the date of the Note.

The interest rate on this Note is fixed at one percent (1.0%) per year. This rate is set by the United States Small Business Administration (“SBA”) as part of the Paycheck Protection Program approved under the Coronavirus Aid, Relief, and Economic Security Act (CARES Act), section 7(a)(36) of the Small Business Act.

Interest shall accrue from the date of this Note, however all principal and interest payments shall be deferred for six (6) months from the date of this Note. Borrower must pay principal and interest payments of $58,781.30 every month, beginning seven (7) months from the month this Note is dated; payments must be made on the fifth (5th) calendar day in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Borrower may prepay this Note without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; b. Pay all accrued interest; and c. If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date lender received the notice, less any interest accrued during the 21 days and paid under b. of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

All remaining principal and interest is due and payable two (2) years from the date of the Note.

Late Charge: If a payment on this Note is more than 15 days late, Lender may charge Borrower a late fee of up to 4.00% of the unpaid portion of the regularly scheduled payment.

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4.	DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.	Fails to do anything required by this Note and other Loan Documents;

B.	Defaults on any other loan with Lender;

C.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

D.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

E.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;

F.	Fails to pay any taxes when due;

G.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;

H.	Has a receiver or liquidator appointed for any part of their business or property;

I.	Makes an assignment for the benefit of creditors;

J.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;

K.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or

L.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5.	LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;

B.	Collect all amounts owing from any Borrower; or

C.	File suit and obtain judgment.

6.	LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.	Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

B.	Release anyone obligated to pay this Note; and

C.	Take any action necessary to collect amounts owing on this Note.

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7.	WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.	SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.

B.	Borrower waives all suretyship defenses.

C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents.

D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F.	If any part of this Note is unenforceable, all other parts remain in effect.

G.	To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor.

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10.	STATE-SPECIFIC PROVISIONS:

DELAWARE (for residents of Delaware)

CONFESSION OF JUDGMENT. IN THE EVENT OF ANY DEFAULT OR EVENT OF DEFAULT UNDER THIS NOTE, INCLUDING WITHOUT LIMITATION, ANY PAYMENT UNDER THIS NOTE NOT BEING PAID WHEN DUE, WHETHER AT MATURITY BY ACCELERATION OR OTHERWISE, BORROWER HEREBY IRREVOCABLY APPOINTS AND CONSTITUTES LENDER AS BORROWER’S DULY APPOINTED ATTORNEY-AT-LAW TO APPEAR IN OPEN COURT IN IN ANY COURT OF COMPETENT JURISDICTION, AND TO CONFESS JUDGMENT PURSUANT TO THE PROVISIONS OF TITLE 10 SECTION 4732 OF THE DELAWARE CODE, AS AMENDED, AGAINST BORROWER FOR ALL PRINCIPAL AND INTEREST AND ANY OTHER AMOUNTS DUE AND PAYABLE UNDER THIS NOTE, TOGETHER WITH ATTORNEY’S FEES AND COLLECTION FEES AS PROVIDED IN THIS NOTE (TO THE EXTENT PERMITTED BY LAW). THIS POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND MAY NOT BE REVOKED AND/OR TERMINATED BY BORROWER. THIS POWER OF ATTORNEY SHALL NOT BE REVOKED AND/OR TERMINATED BY VIRTUE OF THE DEATH, DISABILITY, AND/OR DISSOLUTION OF BORROWER. NO SINGLE EXERCISE OF THE POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, AND NO JUDGMENT AGAINST BORROWER SHALL BAR SUBSEQUENT ACTION OR JUDGMENT AGAINST SUCH ENTITY AGAINST WHOM THE JUDGMENT HAS NOT BEEN OBTAINED IN THIS NOTE.

GEORGIA (for residents of Georgia)

THE UNDERSIGNED BORROWER HEREBY WAIVES THE RIGHT TO REQUIRE THE HOLDER OF THIS OBLIGATION TO CONFIRM ANY FORECLOSURE SALE AS A CONDITION FOR TAKING ACTION TO COLLECT ON THIS NOTE.

MARYLAND (for residents of Maryland)

CONFESSION OF JUDGMENT. THE UNDERSIGNED HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR CLERK OF ANY COURT OF RECORD IN THE UNITED STATES OR ELSEWHERE TO APPEAR FOR AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF THE HOLDER, ASSIGNEE, OR SUCCESSOR OF HOLDER OF THE NOTE, AT ANY TIME, FOR THE FULL OR TOTAL AMOUNT OF THIS NOTE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN, WITH COSTS OF SUIT AND ATTORNEY’S COMMISSION OF TEN (10) PERCENT FOR THE COLLECTION; AND THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION, AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.

MISSOURI (for residents of Missouri)

ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU [BORROWERS(S)] AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

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10.	STATE-SPECIFIC PROVISIONS:

OHIO (for residents of Ohio)

CONFESSION OF JUDGMENT. BORROWER HEREBY AUTHORIZES ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD IN ANY COUNTY IN THE STATE OF OHIO OR ELSEWHERE WHERE BORROWER HAS A PLACE OF BUSINESS, SIGNED A NOTE, OR CAN BE FOUND, AFTER THE LENDER DECLARES A DEFAULT AND ACCELERATES THE BALANCES DUE UNDER THIS AGREEMENT, TO WAIVE THE ISSUANCE OF SERVICE OF PROCESS, AND CONFESS JUDGMENT AGAINST BORROWER IN FAVOR OF LENDER FOR THE AMOUNTS THEN APPEARING DUE, TOGETHER WITH THE COSTS OF SUIT, AND THEREUPON TO RELEASE ALL ERRORS AND WAIVE ALL RIGHT OF APPEAL AND STAY OF EXECUTION. BORROWER AGREES AND CONSENTS THAT ANY ATTORNEY CONFESSING JUDGMENT ON BEHALF OF BORROWER HEREUNDER MAY ALSO BE COUNSEL FOR LENDER AND ANY OF ITS AFFILIATES, WAIVES ANY CONFLICT OF INTEREST WHICH MIGHT OTHERWISE ARISE, AND CONSENTS TO LENDER, OR ITS AGENT, PAYING SUCH CONFESSING ATTORNEY A LEGAL FEE OR ALLOWING SUCH ATTORNEYS’ FEES TO BE PAID FROM ANY PROCEEDS OF COLLECTION OF AGREEMENT OR COLLATERAL SECURITY THEREFOR.

OREGON (for residents of Oregon)

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY LENDER CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY GRANTOR’S/BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

PENNSYLVANIA (for residents of Pennsylvania)

CONFESSION OF JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OF CLERK OF COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR BORROWER AFTER A DEFAULT UNDER THIS NOTE, AND WITH OR WITHOUT COMPLAINT FILED, CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND ALL ACCRUED INTEREST, LATE CHARGES, AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THIS NOTE, TOGETHER WITH COSTS OF SUIT, AND AN ATTORNEY’S COMMISSION OF TEN PERCENT (10%) OF THE UNPAID PRINCIPAL BALANCE AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT, NOT LESS THAN FIVE HUNDRED DOLLARS ($500), ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS NOTE OR A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY BUT SHALL CONTINUE FROM TIME TO TIME, AND AT ALL TIMES, UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS NOTE. BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT, AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO BORROWER’S ATTENTION OR BORROWER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.

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10.	STATE-SPECIFIC PROVISIONS:

VIRGINIA (for residents of Virginia)

CONFESSION OF JUDGMENT. UPON A DEFAULT IN PAYMENT OF THIS NOTE AT MATURITY, WHETHER BY ACCELERATION OR OTHERWISE, BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, AS BORROWER’S ATTORNEY-IN-FACT, TO APPEAR IN THE CLERK’S OFFICE AND TO CONFESS JUDGMENT AGAINST BORROWER FOR THE UNPAID AMOUNT OF THIS NOTE AS EVIDENCED BY THE AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, ATTORNEYS’ FEES PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL. BY A WRITTEN INSTRUMENT, LENDER MAY APPOINT A SUBSTITUTE FOR THE ABOVE-NAMED ATTORNEY-IN-FACT. IF A COPY OF THIS NOTE, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN THE PROCEEDING, IT WILL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. BORROWER WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OF HEREAFTER IN EFFECT. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME, AS LENDER MAY ELECT, UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL.

WASHINGTON (for residents of Washington)

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

WISCONSIN (for residents of Wisconsin)

EACH BORROWER WHO IS MARRIED REPRESENTS THAT THIS OBLIGATION IS INCURRED IN THE INTEREST OF HIS OR HER MARRIAGE OR FAMILY.

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11.	BORROWER’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

Borrower:

Eastside Distilling, Inc.

By:	/s/ Lawrence Firestone
Name:	Lawrence Firestone
Title:	CEO
Date:	4/15/2020 | 2:19 PM EDT

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